Entrectinib (formerly RXDX-101) is a potent, selective, small molecule inhibitor of the tyrosine kinases TrkA (coded by the gene NTRK1), TrkB (coded by the gene NTRK2), TrkC (coded by the gene NTRK3), ROS1 (coded by the gene
ROS1),
and ALK (coded by the gene
ALK).
Molecular alterations to these targets are present in several different tumor types, including non-small cell lung cancer (NSCLC), colorectal cancer (CRC), papillary thyroid cancer, pancreatic cancer, and neuroblastoma, among others.
Potent in vitro and in vivo antitumor effects have been observed in several TRK, ROS1 and ALK-dependent tumor models. Antitumor effects in the preclinical models were associated with apoptosis and downstream signaling effects, leading to MAPK and AKT modulation.
In the First-In-Human Study ALKA-372-001, entrectinib demonstrated early clinical activity (1 CR, 5 PRs among 25 patients) when given intermittently under fasting conditions (ASCO 2014; updated data abstract 2517).  Here we report on the ongoing Phase 1 portion of a companion Phase 1/2a study (STARTRK-1) where entrectinib was administered on a continuous daily dosing regimen under fed conditions.
STARTRK-1: Phase 1/2a Study of Entrectinib, an Oral Pan-Trk, ROS1, and ALK Inhibitor,
in Patients with Advanced Solid Tumors with Relevant Molecular Alterations
Manish R. Patel
1
, Todd M.
Bauer²,
Stephen V.
Liu³,
Alexander Drilon
4
, Jennifer Wheler
5
, Alice Shaw
6
, Anna Farago
6
,
Sai-Hong I. Ou
7
, David Luo
8
, Litain Yeh
8
, Zachary Hornby
8
, Adrian Senderowicz
8
, and Jonathan E. Lim
8
1 Sarah Cannon Research Institute/Florida Cancer Specialists, Sarasota, FL; 2 Sarah Cannon Research Institute/Tennessee Oncology, PLLC, Nashville, TN; 3 Georgetown Lombardi Comprehensive Cancer Center, Washington, D.C.;
4 Memorial Sloan Kettering Cancer Center, New York, NY; 5 The University of Texas MD Anderson Cancer Center, Houston, TX; 6 Massachusetts General Hospital, Boston, MA; 7 Chao Family Comprehensive Cancer Center, University of California, Irvine; 8 Ignyta, Inc.,
San Diego, CA
Abstract #2596 – Presented at the American Society of Clinical Oncology (ASCO) Annual Meeting, May 29 – June 2, 2015, Chicago, IL. Thank you to all the patients and their families who participated in this study.
Background
Exhibit 99.3

STARTRK-1: Phase 1/2a Study of Entrectinib, an Oral Pan-Trk, ROS1, and ALK Inhibitor,
in Patients with Advanced Solid Tumors with Relevant Molecular Alterations
Manish R. Patel
1
, Todd M.
Bauer²,
Stephen V.
Liu³,
Alexander Drilon
4
, Jennifer Wheler
5
, Alice Shaw
6
, Anna Farago
6
,
Sai-Hong I. Ou
7
, David Luo
8
, Litain Yeh
8
, Zachary Hornby
8
, Adrian Senderowicz
8
, and Jonathan E. Lim
8
1 Sarah Cannon Research Institute/Florida Cancer Specialists, Sarasota, FL; 2 Sarah Cannon Research Institute/Tennessee Oncology, PLLC, Nashville, TN; 3 Georgetown Lombardi Comprehensive Cancer Center, Washington, D.C.;
4 Memorial Sloan Kettering Cancer Center, New York, NY; 5 The University of Texas MD Anderson Cancer Center, Houston, TX; 6 Massachusetts General Hospital, Boston, MA; 7 Chao Family Comprehensive Cancer Center, University of California, Irvine; 8 Ignyta, Inc.,
San Diego, CA
Abstract #2596 – Presented at the American Society of Clinical Oncology (ASCO) Annual Meeting, May 29 – June 2, 2015, Chicago, IL. Thank you to all the patients and their families who participated in this study.
Patient Population: Locally advanced or metastatic solid tumors with NTRK1/2/3, ROS1 or ALK molecular alterations, for whom no alternative effective standard therapy is available or for whom standard therapy is considered unsuitable or intolerable.
Patients were assigned to escalating doses of entrectinib until determination of the maximum tolerated dose (MTD) and/or recommended Phase 2 dose (RP2D) using standard
3+3 criteria.
As of 01 May 2015, 29 patients were enrolled across 4 dose levels.
Table 1. Patient Disposition and Baseline Characteristics, n (%)
100 mg/m²
200 mg/m²
400 mg/m²
800 mg TOTAL
Enrolled 5 5 10 9 29
Discontinued 5 5 7 (70) 4 (44) 21 (72)
Primary reason for discontinuation
Disease Progression
Adverse Event
Consent Withdrawn
4
0
1
4
1
0
6
0
1
3
0
1
17 (59)
1 (3)
3 (10)
Age, years, median (range) 68 (28-73) 63 (45-70) 50 (42-66) 54 (38-76) 55 (28-76)
Sex, male/female (%) 100/0 20/80 30/70 11/89 34/66
ECOG performance status
0
1
2
2 (40)
3 (60)
0
2 (40)
3 (60)
0
2 (20)
5 (50)
3 (30)
2 (22)
7 (78)
0
8 (28)
18 (62)
3 (10)
Cohort
Total Dose
(QD)
1
100 mg/m²
2
200 mg/m²
3
400 mg/m²
4 800 mg
The MTD and/or RP2D was defined as the dose with 1 out of 6 patients with DLT (Dose Limiting Toxicity)
DLTs were evaluated during Cycle 1 and graded according to the NCI CTCAE v4.03
Phase 1 Trial Design
Controlled asymptomatic CNS involvement was allowed, with steroids at a stable or decreasing dose for at least 2 weeks prior to entrectinib treatment
ECOG performance status 2

STARTRK-1: Phase 1/2a Study of Entrectinib, an Oral Pan-Trk, ROS1, and ALK Inhibitor,
in Patients with Advanced Solid Tumors with Relevant Molecular Alterations
Manish R. Patel
1
, Todd M.
Bauer²,
Stephen V.
Liu³,
Alexander Drilon
4
, Jennifer Wheler
5
, Alice Shaw
6
, Anna Farago
6
,
Sai-Hong I. Ou
7
, David Luo
8
, Litain Yeh
8
, Zachary Hornby
8
, Adrian Senderowicz
8
, and Jonathan E. Lim
8
1 Sarah Cannon Research Institute/Florida Cancer Specialists, Sarasota, FL; 2 Sarah Cannon Research Institute/Tennessee Oncology, PLLC, Nashville, TN; 3 Georgetown Lombardi Comprehensive Cancer Center, Washington, D.C.;
4 Memorial Sloan Kettering Cancer Center, New York, NY; 5 The University of Texas MD Anderson Cancer Center, Houston, TX; 6 Massachusetts General Hospital, Boston, MA; 7 Chao Family Comprehensive Cancer Center, University of California, Irvine; 8 Ignyta, Inc.,
San Diego, CA
Abstract #2596 – Presented at the American Society of Clinical Oncology (ASCO) Annual Meeting, May 29 – June 2, 2015, Chicago, IL. Thank you to all the patients and their families who participated in this study.
Three treatment-related Grade 3 AEs were observed: neutropenia
(400 mg/m 2 , reported at Cycle 2 and resolved with dose reduction to 200 mg/m 2 ) and 2 DLTs at a fixed daily dose of 800 mg:
cognitive impairment and worsened fatigue; both resolved upon study drug interruption.  As such, the MTD was exceeded at 800 mg and 400 mg/m 2 per day was selected as the BSA-based RP2D for both studies.  Further exploration of a fixed daily dose regimen is ongoing.
No treatment-related SAEs have been reported.
Table 3. Most Common (>10%), Treatment-Related, All Grades, Adverse
Events, n (%)
100
mg/m²
(n=5)
200
mg/m²
(n=5)
400
mg/m²
(n=9)
800 mg
(n=8)
TOTAL
(n=27
a
)
Fatigue 1 (20) 2 (40) 5 (56) 1 (13) 9 (33)
Dysgeusia 0 2 (40) 4 (44) 1 (13) 7 (26)
Constipation 1 (20) 2 (40) 2 (22) 1 (13) 6 (22)
Nausea 1 (20) 3 (60) 2 (22) 0 6 (22)
Paresthesia 1 (20) 0 4 (44) 1 (13) 6 (22)
Dizziness 0 1 (20) 3 (33) 1 (13) 5 (19)
Cognitive disorder 0 0 1 (11) 3 (38) 4 (15)
Vomiting 0 2 (40) 1 (11) 1 (13) 4 (15)
Arthralgia 0 0 2 (22) 1 (13) 3 (11)
Asthenia 0 0 2 (22) 1 (13) 3 (11)
Diarrhea 0 1 (20) 1 (11) 1 (13) 3 (11)
Attention disturbance 0 0 2 (22) 1 (13) 3 (11)
Peripheral neuropathy 0 1 (20) 1 (11) 1 (13) 3 (11)
a total excluded 2 patients currently in Cycle 1 with no AE reporting
Table 2. Tumor Type and Molecular Alterations (n=29)
Primary Diagnosis Molecular Alteration N
Acinic cell carcinoma NTRK3 fusion 1
Breast NTRK3
ALK
SNP
SNP
1
1
CRC NTRK1
NTRK3
ALK
SNP
SNP
SNP
2
2
1
Cholangiocarcinoma NTRK3 SNP 1
Endometrial ALK fusion 1
Esthesioneuroblastoma NTRK1 amplification 1
Large cell neuroendocrine No NTRK1/2/3, ROS1, or ALK
alterations
1
NSCLC (70% prior ALK/ROS1 inhibitor) NTRK1
NTRK1
NTRK3
ROS1
ROS1
ALK
ALK
amplification
fusion
SNP
amplification
fusion
fusion
SNP
1
1
1
1
2
6
1
Ovarian ALK/NTRK amplification 1
Pancreatic No NTRK1/2/3, ROS1, or ALK
alterations
1
Renal cell carcinoma NTRK2 SNP 1
Squamous cell carcinoma ALK amplification 1
RESULTS
Safety

STARTRK-1: Phase 1/2a Study of Entrectinib, an Oral Pan-Trk, ROS1, and ALK Inhibitor,
in Patients with Advanced Solid Tumors with Relevant Molecular Alterations
Manish R. Patel
1
, Todd M.
Bauer²,
Stephen V.
Liu³,
Alexander Drilon
4
, Jennifer Wheler
5
, Alice Shaw
6
, Anna Farago
6
,
Sai-Hong I. Ou
7
, David Luo
8
, Litain Yeh
8
, Zachary Hornby
8
, Adrian Senderowicz
8
, and Jonathan E. Lim
8
1 Sarah Cannon Research Institute/Florida Cancer Specialists, Sarasota, FL; 2 Sarah Cannon Research Institute/Tennessee Oncology, PLLC, Nashville, TN; 3 Georgetown Lombardi Comprehensive Cancer Center, Washington, D.C.;
4 Memorial Sloan Kettering Cancer Center, New York, NY; 5 The University of Texas MD Anderson Cancer Center, Houston, TX; 6 Massachusetts General Hospital, Boston, MA; 7 Chao Family Comprehensive Cancer Center, University of California, Irvine; 8 Ignyta, Inc.,
San Diego, CA
Abstract #2596 – Presented at the American Society of Clinical Oncology (ASCO) Annual Meeting, May 29 – June 2, 2015, Chicago, IL. Thank you to all the patients and their families who participated in this study.
Exposures of entrectinib administered on a
continuous daily dosing regimen increased in a
dose proportional manner and reached steady-
state within a week of dosing
Plasma half-life is estimated to be ~ 20-24 hours,
compatible with QD dosing
At the RP2D (400 mg/m
2
QD), the plasma protein
binding corrected mean C
trough
is ~ 2.5X to 3X
that of concentrations observed in animal tumor
models with complete tumor growth inhibition
RESULTS
Pharmacokinetics
100
1000
10000
0 6 12 18 24
Time (hr)
100 mg/m
2
200 mg/m
2
400 mg/m
2
Target Conc.

Gene Fusions
Study
Tumor Type
Dose (mg/m2)
Treatment Cycles
Best Response
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20
NTRK1/2/3
ST-1 | Acinic Cell | 400 QD | PR | PR
ALKA | CRC | 1600 Sch A | PR | PD | X | PR
ST-1 | NSCLC | 400 QD | PR | PR
ROS1 (n=10)
ALKA | NSCLC | 1200 Sch A | PR | PR
ALKA | NSCLC | 400 Sch C | PR | PR
ALKA | NSCLC | 400 Sch C | CR | CR
ALKA | NSCLC | 400 QD | PR | PR
ALKA | NSCLC | 400 QD | PR | uPR
ALKA | NSCLC | 1600 Sch A | X | PD
ALKA | NSCLC | 800 Sch C | SD
ALKA | NB | 100 Sch A | X | SD
ALKA | NSCLC | 200 QD | X | PD
ALKA | NSCLC sq | 200 QD | X | PD
ALK
ALKA | NSCLC | 1200 Sch A | PR | PD | PR
ALKA | Solid Tumor | 400 QD | PR | uPR
ALKA | NSCLC | 400 Sch A | X | PD*
ST-1 | Endometrial | 200 QD | X | NE
bone disease only, not evaluable for response
doses below RP2D
* Brain mets were retrospectively noted at Cycle 2 and treated with XRT; patient continued to derive clinical benefit through Cycle 18

NTRK1/2/3 responders (3 PRs)
ALK responders (2 PRs)
ROS1 non-responder (1)
ROS1 responders (4 PRs, 1 CR)

STARTRK-1: Phase 1/2a Study of Entrectinib, an Oral Pan-Trk, ROS1, and ALK Inhibitor,
in Patients with Advanced Solid Tumors with Relevant Molecular Alterations
Manish R. Patel
1
, Todd M.
Bauer²,
Stephen V.
Liu³,
Alexander Drilon
4
, Jennifer Wheler
5
, Alice Shaw
6
, Anna Farago
6
,
Sai-Hong I. Ou
7
, David Luo
8
, Litain Yeh
8
, Zachary Hornby
8
, Adrian Senderowicz
8
, and Jonathan E. Lim
8
1 Sarah Cannon Research Institute/Florida Cancer Specialists, Sarasota, FL; 2 Sarah Cannon Research Institute/Tennessee Oncology, PLLC, Nashville, TN; 3 Georgetown Lombardi Comprehensive Cancer Center, Washington, D.C.;
4 Memorial Sloan Kettering Cancer Center, New York, NY; 5 The University of Texas MD Anderson Cancer Center, Houston, TX; 6 Massachusetts General Hospital, Boston, MA; 7 Chao Family Comprehensive Cancer Center, University of California, Irvine; 8 Ignyta, Inc.,
San Diego, CA
Abstract #2596 – Presented at the American Society of Clinical Oncology (ASCO) Annual Meeting, May 29 – June 2, 2015, Chicago, IL. Thank you to all the patients and their families who participated in this study.
Patients who would have qualified for future
Phase 2 studies based on fusion, dose, and
treatment history; response as per RECIST
v1.1 and based upon local assessment.
*
10 responses among 11 patients
treated at or above the RP2D, leading
to a combined 91% response rate; 9
patients remain on study treatment
with durable responses for up to 16
cycles
Phase 2-eligible patients* (n=11)
Among the other 50 non-Phase 2 eligible patients (e.g., non-fusion alterations,
ALKi- or ROS1i-resistant), 13 patients (26%) remain on study:
RESULTS
STARTRK-1 and ALKA-372-001 Studies (n=67) Show Preliminary Antitumor Activity of
Entrectinib in ALKi and ROS1i-Naïve Patients (n=17) with NTRK1/2/3, ROS1, or ALK Fusions
NTRK1/2/3 SNPs, IHC+, amplifications: n=15 (6 ongoing)
ROS1 fusions, ROS1i-resistant: n=3 (1 ongoing)
ROS1 amplifications, deletions: n=4
ALK fusions, ALKi-resistant: n=17 (4 ongoing)
ALK SNPs, amplifications, deletions: n=7 (2 ongoing; 1 patient with neuroblastoma had a PR for 9 cycles and remains on study)
False positives: n=2
No alterations: n=2

STARTRK-1: Phase 1/2a Study of Entrectinib, an Oral Pan-Trk, ROS1, and ALK Inhibitor,
in Patients with Advanced Solid Tumors with Relevant Molecular Alterations
Manish R. Patel
1
, Todd M.
Bauer²,
Stephen V.
Liu³,
Alexander Drilon
4
, Jennifer Wheler
5
, Alice Shaw
6
, Anna Farago
6
,
Sai-Hong I. Ou
7
, David Luo
8
, Litain Yeh
8
, Zachary Hornby
8
, Adrian Senderowicz
8
, and Jonathan E. Lim
8
1 Sarah Cannon Research Institute/Florida Cancer Specialists, Sarasota, FL; 2 Sarah Cannon Research Institute/Tennessee Oncology, PLLC, Nashville, TN; 3 Georgetown Lombardi Comprehensive Cancer Center, Washington, D.C.;
4 Memorial Sloan Kettering Cancer Center, New York, NY; 5 The University of Texas MD Anderson Cancer Center, Houston, TX; 6 Massachusetts General Hospital, Boston, MA; 7 Chao Family Comprehensive Cancer Center, University of California, Irvine; 8 Ignyta, Inc.,
San Diego, CA
Abstract #2596 – Presented at the American Society of Clinical Oncology (ASCO) Annual Meeting, May 29 – June 2, 2015, Chicago, IL. Thank you to all the patients and their families who participated in this study.
Entrectinib was well tolerated in patients with relapsed or refractory metastatic cancers harboring NTRK1/2/3, ROS1, or ALK molecular alterations.
A BSA-based RP2D has been defined as 400 mg/m
2
QD, which
provides exposure consistent with complete tumor inhibition in animal tumor models.
Pharmacokinetic profile showed linear dose increases from 100 to
400 mg/m
2
.
Among patients with ALK inhibitor- or ROS1 inhibitor-naïve
NTRK1/2/3, ROS1, or ALK fusions, 10/11 (91%) patients treated at or above the RP2D exhibited objective responses as early as
Cycle 1 with durable responses for up to 16 cycles.
These preliminary data support further development of entrectinib.
42 year-old female (MSKCC)
4 prior therapies, ECOG PS 1
Acinic cell carcinoma with NTRK3 fusion
entrectinib 400 mg/m²
QD
46 year-old male (MGH)
4 prior therapies, ECOG PS 2
NSCLC with NTRK1 fusion
entrectinib 400 mg/m²
QD
Jan 2015
Mar 2015
Mar 2015
Apr 2015
Copies of this poster obtained through QRC are for personal
use and may not be reproduced without permission from ASCO
and the author of this poster.
RESULTS
Conclusions
Exploration of a fixed daily dose regimen is ongoing.